UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2009

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2009, 57 Aviation Services, LLC, an indirect subsidiary of Och-Ziff Capital Management Group LLC (together with its direct and indirect subsidiaries, the “Company”), and Citicorp USA, Inc. (the “Lender”) executed a First Note Modification Agreement (the “Modification Agreement”), whereby they agreed to modify certain terms of the May 30, 2008 Promissory Note (the “Loan”) for the Company’s aircraft as follows:

•

The minimum amount of assets under management (“AUM”) managed by the Company and certain of its subsidiaries, including OZ Management LP, OZ Advisors LP and OZ Advisors II LP (collectively, the “Och-Ziff Operating Group”), is reduced from $20 billion, tested quarterly, to $17 billion, tested quarterly;

•	The annual interest rate is changed from LIBOR plus 1.60% to LIBOR plus 2.35%; and
•

The appraisal mechanism used to determine whether the Company may be required to make one or more prepayments of the Loan or post cash collateral with the Lender may not be exercised more than once every 12 months compared to once every 24 months.

All other terms of the Loan remain unchanged. The Loan continues to be secured by an Amended and Restated First Priority Aircraft Mortgage and Security Agreement (the “Mortgage”), dated as of May 30, 2008, between 57 Aviation Services, LLC and the Lender and guaranteed under the Guaranty of Payment, dated as of May 30, 2008, by the Och-Ziff Operating Group in favor of the Lender (together with the Mortgage, the Modification Agreement and the Loan, the “Loan Documents”). The principal amount borrowed under the Loan remains at approximately $16.8 million and due in full at maturity on May 31, 2011. In addition to the AUM covenant noted above, the Company must continue to comply with the following additional financial maintenance covenants included in the Loan Agreements in order to avoid an event of default:

•	Annual management fees earned by the Och-Ziff Operating Group must not fall below $286.1 million, tested annually;
•

All revenues earned by the Och-Ziff Operating Group less compensation expenses and all other cash operating expenses must exceed three times the annual principal payments and interest payments due on all direct or indirect indebtedness of the Och-Ziff Operating Group, tested quarterly; and

•

Maintain average cash, unrestricted marketable securities and other liquid investments, including assets held at the Lender or one of the Lender’s affiliates, that may be converted to cash within 90 days equal to an amount greater than the outstanding principal balance of the note, tested quarterly.

The summary description of the terms of the Loan Documents, including the Modification Agreement, is qualified in its entirety by the complete text of such Loan Documents, which are incorporated by reference herein and filed as exhibits hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	First Note Modification Agreement, dated as of March 30, 2009, between 57 Aviation Services, LLC and Citicorp USA, Inc.

10.2	Amended and Restated First Priority Aircraft Mortgage and Security Agreement, dated as of May 30, 2008, made by 57 Aviation Services, LLC in favor of Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.18 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

10.3	Promissory Note, dated May 30, 2008, made by 57 Aviation Services, LLC in favor of Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.19 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

10.4	Guaranty of Payment, dated May 30, 2008, by and among, OZ Management LP, OZ Advisors LP and OZ Advisors II LP and Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.20 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer

April 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1*	First Note Modification Agreement, dated as of March 30, 2009, between 57 Aviation Services, LLC and Citicorp USA, Inc.

10.2	Amended and Restated First Priority Aircraft Mortgage and Security Agreement, dated as of May 30, 2008, made by 57 Aviation Services, LLC in favor of Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.18 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

10.3	Promissory Note, dated May 30, 2008, made by 57 Aviation Services, LLC in favor of Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.19 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

10.4	Guaranty of Payment, dated May 30, 2008, by and among, OZ Management LP, OZ Advisors LP and OZ Advisors II LP and Citicorp USA, Inc., incorporated herein by reference to Exhibit 10.20 of our Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 12, 2009.

*	Filed herewith